UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                 FORM 8-K
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                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  March 13, 2017

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                    PATRIOT TRANSPORTATION HOLDING, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		001-36605	47-2482414
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                         CURRENT REPORT ON FORM 8-K

                     PATRIOT TRANSPORTATION HOLDING, INC.

                              March 13, 2017


ITEM 5.07. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


      Thompson S. Baker II resigned from his position as the President and Chief Executive Officer of Patriot Transportation Holding, Inc. (the "Company"), effective March 13, 2017. Mr. Baker has accepted a position with Vulcan Materials Company, serving as its Senior Vice President.
Mr. Baker's resignation did not result from any disagreement with the Company or any matter relating to the Company's operations, policies or practices.

      Effective March 13, 2017, the board of directors ("Board") appointed Robert E. Sandlin as President and Chief Executive Officer of the Company. Mr. Sandlin, age 56, has served as the President of Florida Rock and Tank Lines, Inc. since 2003 and has served as the Vice President of the Company since 2005.

      Mr. Baker will remain the Chairman of the Board.






                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  March 13, 2017      By:  /s/ John D. Milton, Jr.
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				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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